UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO.1
ON
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 14, 2005
COLLEGIATE PACIFIC INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17293	22-2795073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13950 Senlac Drive, Suite 100, Dallas, Texas (Address of Principal Executive Offices)		75234 (Zip Code)
(972) 243-8100
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Amendment No. 1 on Form 8-K amends Exhibit 99.1 of the Current Report on Form 8-K of Collegiate Pacific Inc. as filed with the Securities Exchange Commission on November 14, 2005 (the “Original Current Report”) and presents in its entirety a revised Exhibit 99.1. Exhibit 99.1 was revised to delete all non-GAAP references from Exhibit 99.1. This Current Report on Form 8-K does not reflect events occurring after the filing of the Original Current Report or modify or update those disclosures affected by subsequent events. Except as described above, the information contained in the Original Current Report has not been updated or amended.
Item 2.02. Results of Operations and Financial Condition.
     On November 14, 2005, Collegiate Pacific Inc. issued a press release announcing its results of operations for the fiscal quarter ended September 30, 2005. A copy of the press release is attached this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Exhibits.
99.1**       Press Release, dated November, 14 2005.

**  Furnished pursuant to Item 2.02.

SIGNATURES
EXHIBIT INDEX
Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 21, 2006	COLLEGIATE PACIFIC INC.
	By:	/s/ William R. Estill
William R. Estill, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1**	Press Release, dated November 14, 2005

**	Furnished pursuant to Item 2.02.